SUPPLEMENT DATED NOVEMBER 14, 2003 TO THE
                                           TRAVELERS PORTFOLIO ARCHITECT ANNUITY
                                                    PROSPECTUS DATED MAY 1, 2003

The following information supplements, and to the extent inconsistent therewith, replaces the information in the Travelers Portfolio Architect Annuity prospectus. Please retain this supplement and keep it with the prospectus for future reference.

EFFECTIVE NOVEMBER 17, 2003, the cover is supplemented to include the following available variable funding options:

LAZARD RETIREMENT SERIES, INC.
    Lazard Retirement Small Cap Portfolio
THE TRAVELERS SERIES TRUST
    Pioneer Fund Portfolio
TRAVELERS SERIES FUND INC.
    SB Adjustable Rate Income Portfolio - Class I Shares

The Fund Fees and Expenses table in the Fee Table section is supplemented as follows:

                                                                                             TOTAL ANNUAL
                                                  DISTRIBUTION                                OPERATING
                            MANAGEMENT FEE           AND/OR          OTHER EXPENSES        EXPENSES (BEFORE
                            (BEFORE EXPENSE       SERVICE FEES       (BEFORE EXPENSE           EXPENSE
FUNDING OPTION              REIMBURSEMENT)          (12b-1)           REIMBURSEMENT)        REIMBURSEMENT)#
LAZARD RETIREMENT
  SERIES, INC.
Lazard Retirement
  Small Cap Portfolio            0.75%               0.25%                0.42%               1.42% (23)

THE TRAVELERS SERIES TRUST
Pioneer Fund Portfolio           0.81%                --                  0.19%               1.00% (24)

TRAVELERS SERIES FUND INC.
SB Adjustable Rate
  Income Portfolio -
  Class I....................    0.60%               0.25%                0.21%               1.06% (25)

----------------------

(23)      The Fund maintains a voluntary expense cap of 1.25%.

(24) The expense information in the table has been restated to reflect current fees that would have been applicable if they had been in effect during the previous fiscal year. On April 22, 2003, the shareholders of the fund approved a new investment advisory agreement, which became effective May 1, 2003. Under the new agreement, the management fee increased by 0.10%. The management also includes a 0.06% fee for administrative services.

(25) "Other Expenses" are based on estimated amounts for the current fiscal year.

The Examples in the Fee Table section are supplemented as follows:

                                                                           IF CONTRACT IS NOT SURRENDERED
                                       IF CONTRACT IS SURRENDERED AT        OR ANNUITIZED AT THE END OF
                                         THE END OF PERIOD SHOWN:                  PERIOD SHOWN
                                       1        3       5        10        1        3       5        10
FUNDING OPTION                        YEAR    YEARS   YEARS     YEARS     YEAR    YEARS   YEARS     YEARS
                                     ----------------------------------------------------------------------
LAZARD RETIREMENT SERIES INC.
  Lazard Retirement Small Cap
  Portfolio                           1007     1732    2474     4248      407      1232    2074     4248
THE TRAVELERS SERIES TRUST
  Pioneer Fund Portfolio               965     1612    2278     3889      365      1112    1878     3889
TRAVELERS SERIES FUND INC.
  SB Adjustable Rate Portfolio--
    Class I                            971     1629    2306     3941      371      1129    1906     3941

The Variable Funding Options section is supplemented as follows:

LAZARD RETIREMENT SERIES INC.
   Lazard Retirement Small Cap         Seeks long-term capital                       Lazard Asset Management, LLC
     Portfolio                         appreciation. The Fund normally
                                       invests in equity securities, principally
                                       common stocks, of relatively small U.S.
                                       companies that are believed to be
                                       undervalued based on their earnings, cash
                                       flow or asset values.

THE TRAVELERS SERIES TRUST
   Pioneer Fund Portfolio              Seeks reasonable income and                   TAMIC
                                       capital growth. The Fund normally             Subadviser: Pioneer
                                       invests in equity securities that             Investment Management Inc.
                                       are carefully selected,
                                       reasonably priced securities.
TRAVELERS SERIES FUND INC.
   SB Adjustable Rate Portfolio--      Seeks high current income and to              Smith Barney Fund Management,
     Class I                           limit the degree of fluctuation               LLC
                                       of its net asset value resulting from
                                       movements in interest rates. The Fund
                                       normally invests in adjustable rate
                                       securities.

The fifth paragraph under the Guaranteed Minimum Withdrawal Benefit ("GMWB" or "Principal Guarantee") section in the prospectus and any previous supplements is deleted and replaced with the following:

If you make subsequent payments, we will recalculate your RBB and your AWB. Your new RBB equals your RBB immediately prior to the subsequent payment plus the subsequent payment. We reserve the right not to include subsequent Purchase Payments in the calculation of the RBB. When your RBB is adjusted because you have made a subsequent Purchase Payment, your AWB is recalculated to equal the AWB immediately prior to the subsequent payment, plus either 5% or 10% of the subsequent payment, depending on when you have taken your first withdrawal.





November 2003                                                  L-23078